DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

SUPPLEMENT TO THE PROSPECTUS DATED MARCH 24, 2000

U.S. 4-10 Value Portfolio

            This supplement revises the prospectus of DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc., dated March 24, 2000, to correct a typographical error that appears in the table on page 16, entitled “Annual Fund Operating Expenses.” This table is revised to provide with respect to the U.S. 4-10 Value Portfolio that the management fee is 0.40% of the portfolio’s average net assets and the Total Annual Operating Expenses are 0.53% of the portfolio’s average net assets. As stated more fully in footnote 6 on page 17, the Advisor has greed to waive its administrative fee and assume the direct and indirect expense of the U.S. 4-10 Value Portfolio to the extent necessary to keep such cumulative expenses of the portfolio to not more than 0.50% of the average net assets of the portfolio on an annualized basis. All other information contained under the heading “Annual Fund Operating Expenses” remains the same.

The date of this Supplement is August 24, 2000.